UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006

AMERICAN CELLULAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-60639	22-3043811
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Current Report on Form 8-K/A is filed as an amendment to the Registrant’s Current Report on Form 8-K dated October 5, 2006, as amended, which was filed to report the Registrant’s completion of a merger to acquire Highland Cellular, LLC. This Current Report is filed to provide the unaudited pro forma consolidated statement of operations of the Registrant for the year ended December 31, 2006.
Item 9.01 Financial Statements and Exhibits
(b)	Pro Forma Financial Information.
     The unaudited pro forma consolidated statement of operations of the Registrant for the year ended December 31, 2006 is incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K/A.
(d)	Exhibits:
99.1	Unaudited Pro Forma Consolidated Statement of Operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CELLULAR CORPORATION
Date: February 28, 2007	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Unaudited Pro Forma Consolidated Statement of Operations

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